Exhibit 99.2

VIEW TO THE SOUTHWEST
WINN DIXIE
ACE
Outlet
Save
FAMILY DOLLAR
HOMESTEAD ROAD N

Kroger
HIBBETT SPORTS

TROPICAL SMOOTHIE CAFE

EXTRA LOW PRICES
FOOD LION
DELI BAKERY

Supplemental Operating and Financial Data
for the three and six months ended June 30, 2017

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns, with a particular emphasis on grocery-anchored retail centers. Wheeler’s common stock, Series B convertible preferred stock, Series D cumulative convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP”, "WHLRD" and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Email: info@whlr.us
Website: www.whlr.us

Executive Management
Jon S. Wheeler - Chairman & CEO
Wilkes J. Graham - CFO
Matthew T. Reddy - CAO
Robin A. Hanisch - Secretary
David Kelly - CIO
M. Andrew Franklin - Senior VP of Operations

Board of Directors
Jon S. Wheeler, Chairman	William W. King
Stewart J. Brown	Carl B. McGowan, Jr.
Kurt R. Harrington	John P. McAuliffe
David Kelly	Jeffrey M. Zwerdling
John W. Sweet

Investor Relations Contact	Transfer Agent and Registrar
Laura Nguyen Director of Investor Relations 2529 Virginia Beach Boulevard Virginia Beach, VA 23452 Phone: (757) 627-9088 www.whlr.us	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended June 30, 2017 (Unaudited)

Financial Results
Net loss attributable to Wheeler REIT common shareholders (in 000s)	$(3,207)
Net loss per basic and diluted shares	$(0.37)
Funds from operations available to common shareholders and Operating Partnership (OP) unitholders (FFO) (in 000s) (1)	$2,283
FFO per common share and OP unit	$0.24
Adjusted FFO (AFFO) (in 000s) (1)	$3,705
AFFO per common share and OP unit	$0.40

Assets and Leverage
Investment Properties, net of $25.76 million accumulated depreciation (in 000s)	$384,432
Cash and Cash Equivalents	$7,052
Total Assets (in 000s)	$476,760
Debt to Total Assets	65.32%
Debt to Gross Asset Value	61.70%

Market Capitalization
Common shares outstanding	8,666,646
OP units outstanding	699,865
Total common shares and OP units	9,366,511

	Shares Outstanding at June 30, 2017	Second Quarter stock price range	Stock price as of June 30, 2017
Common Stock	8,666,646	$7.95 - $14.40	$10.21
Series B preferred shares	1,871,244	$19.51 - $24.76	$22.50
Series D preferred shares	2,237,000	$21.99 - $26.44	$23.05

Total debt (in 000s)	$311,438
Common Stock market capitalization (as of June 30, 2017 closing stock price, in 000s)	$88,486

Portfolio Summary
Total Leasable Area (GLA) in sq. ft.	4,902,381
Occupancy Rate	93.7%
Leased Rate (2)	94.3%
Annualized Base Rent (in 000s)	$44,110
Total number of leases signed or renewed during the second quarter of 2017	37
Total sq. ft. leases signed or renewed during the second quarter of 2017	142,535

(1)    See page 19 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    Reflects leases executed through July 5, 2017 that commence subsequent to the end of current period.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Condensed Consolidated Balance Sheets
$ in 000s

	June 30, 2017	December 31, 2016
ASSETS:	(unaudited)
Investment properties, net	$384,432	$388,880
Cash and cash equivalents	7,052	4,863
Restricted cash	9,242	9,652
Rents and other tenant receivables, net	3,670	3,984
Related party receivable	1,803	1,456
Notes receivable	12,000	12,000
Goodwill	5,486	5,486
Assets held for sale	—	366
Above market lease intangible, net	10,954	12,962
Deferred costs and other assets, net	42,121	49,397
Total Assets	$476,760	$489,046
LIABILITIES:
Loans payable, net	$305,018	$305,973
Liabilities associated with assets held for sale	—	1,350
Below market lease intangible, net	11,112	12,680
Accounts payable, accrued expenses and other liabilities	9,708	9,610
Dividends payable	5,473	1,711
Total Liabilities	331,311	331,324
Commitments and contingencies
Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 shares authorized, 2,237,000 shares issued and outstanding; $55.93 million aggregate liquidation preference)	52,869	52,530
EQUITY:
Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding)	453	453
Series B Convertible Preferred Stock (no par value, 5,000,000 authorized, 1,871,244 shares issued and outstanding; $46.78 million aggregate liquidation preference)	40,776	40,733
Common Stock ($0.01 par value, 18,750,000 shares authorized, 8,666,646 and 8,503,819 shares issued and outstanding, respectively)	87	85
Additional paid-in capital	226,075	223,939
Accumulated deficit	(183,729)	(170,377)
Total Shareholders’ Equity	83,662	94,833
Noncontrolling interests	8,918	10,359
Total Equity	92,580	105,192
Total Liabilities and Equity	$476,760	$489,046

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Condensed Consolidated Statements of Operations
$ in 000s

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(unaudited)
TOTAL REVENUES	$14,719	$11,084	$29,041	$20,222
OPERATING EXPENSES:
Property operations	3,747	2,797	7,741	5,472
Non-REIT management and leasing services	636	279	907	656
Depreciation and amortization	6,309	5,432	12,709	10,312
Provision for credit losses	168	77	420	165
Corporate general & administrative	1,317	2,512	3,549	4,794
Total Operating Expenses	12,177	11,097	25,326	21,399
Operating Income (Loss)	2,542	(13)	3,715	(1,177)
Gain on disposal of properties	1,022	—	1,022	—
Interest income	360	1	716	2
Interest expense	(4,570)	(3,742)	(8,747)	(6,162)
Net Loss from Continuing Operations Before Income Taxes	(646)	(3,754)	(3,294)	(7,337)
Income tax expense	(69)	—	(110)	—
Net Loss from Continuing Operations	(715)	(3,754)	(3,404)	(7,337)
Discontinued Operations
Income from discontinued operations	—	55	16	76
(Loss) gain on disposal of properties	(11)	688	1,502	688
Net (Loss) Income from Discontinued Operations	(11)	743	1,518	764
Net Loss	(726)	(3,011)	(1,886)	(6,573)
Less: Net loss attributable to noncontrolling interests	(13)	(313)	(54)	(646)
Net Loss Attributable to Wheeler REIT	(713)	(2,698)	(1,832)	(5,927)
Preferred stock dividends	(2,494)	(512)	(4,977)	(1,023)
Net Loss Attributable to Wheeler REIT Common Shareholders	$(3,207)	$(3,210)	$(6,809)	$(6,950)

Loss per share from continuing operations (basic and diluted)	$(0.37)	$(0.46)	$(0.96)	$(0.91)
Income per share from discontinued operations	—	0.08	0.17	0.08
	$(0.37)	$(0.38)	$(0.79)	$(0.83)
Weighted-average number of shares:
Basic and Diluted	8,628,204	8,410,618	8,591,458	8,347,367

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Reconciliation of Non-GAAP Measures (1)

FFO and AFFO
$ in 000s

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(unaudited)
Net Loss	$(726)	$(3,011)	$(1,886)	$(6,573)
Depreciation and amortization of real estate assets	6,309	5,432	12,709	10,312
Gain on disposal of properties	(1,022)	—	(1,022)	—
Loss (gain) on disposal of properties-discontinued operations	11	(688)	(1,502)	(688)
FFO	4,572	1,733	8,299	3,051
Preferred stock dividends	(2,494)	(512)	(4,977)	(1,023)
Preferred stock accretion adjustments	205	88	400	177
FFO available to common shareholders and common unitholders	2,283	1,309	3,722	2,205
Acquisition costs	339	383	599	796
Capital related costs	166	188	386	250
Other non-recurring and non-cash expenses (2)	23	222	130	459
Share-based compensation	224	261	601	411
Straight-line rent	(219)	(135)	(404)	(142)
Loan cost amortization	1,064	645	1,827	835
Accrued interest income	(120)	—	(238)	—
Above (below) market lease amortization	190	—	383	72
Recurring capital expenditures and tenant improvement reserves	(245)	(187)	(451)	(326)
AFFO	$3,705	$2,686	$6,555	$4,560

Weighted Average Common Shares	8,628,204	8,410,618	8,591,458	8,347,367
Weighted Average Common Units	728,934	705,558	745,353	646,732
Total Common Shares and Units	9,357,138	9,116,176	9,336,811	8,994,099
FFO per Common Share and Common Units	$0.24	$0.14	$0.40	$0.25
AFFO per Common Share and Common Units	$0.40	$0.29	$0.70	$0.51

(1)	See page 19 for the Company's definition of this non-GAAP measurement and reasons for using it.

(2)
Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Quarterly Report on Form 10-Q for the period ended June 30, 2017.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Reconciliation of Non-GAAP Measures (continued)
Property Net Operating Income
$ in 000s

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(unaudited)
Property Revenues	$13,862	$10,788	$27,771	$19,518
Property Expenses	3,747	2,797	7,741	5,472
Property Net Operating Income	10,115	7,991	20,030	14,046
Asset Management and Commission Revenue	694	296	971	704
Other non-property income	163	—	299	—
Other Income	857	296	1,270	704
Non-REIT management and leasing services	636	279	907	656
Depreciation and amortization	6,309	5,432	12,709	10,312
Provision for credit losses	168	77	420	165
Corporate general & administrative	1,317	2,512	3,549	4,794
Total Other Operating Expenses	8,430	8,300	17,585	15,927
Gain on disposal of properties	1,022	—	1,022	—
Interest income	360	1	716	2
Interest expense	(4,570)	(3,742)	(8,747)	(6,162)
Net Loss from Continuing Operations Before Income Taxes	(646)	(3,754)	(3,294)	(7,337)
Income tax expense	(69)	—	(110)	—
Net Loss from Continuing Operations	(715)	(3,754)	(3,404)	(7,337)
Discontinued Operations
Income from operations	—	55	16	76
(Loss) gain on disposal of properties	(11)	688	1,502	688
Net (Loss) Income from Discontinued Operations	(11)	743	1,518	764
Net Loss	$(726)	$(3,011)	$(1,886)	$(6,573)

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	8

Reconciliation of Non-GAAP Measures (continued)
EBITDA
$ in 000s

		Three Months Ended June 30,		Six Months Ended June 30,
		2017	2016	2017	2016
		(unaudited)
Net Loss		$(726)	$(3,011)	$(1,886)	$(6,573)
Add back:	Depreciation and amortization (1)	6,499	5,432	13,092	10,384
	Interest Expense (2)	4,570	3,762	8,756	6,204
	Income taxes	69	—	110	—
EBITDA		10,412	6,183	20,072	10,015
Adjustments for items affecting comparability:
	Acquisition costs	339	383	599	796
	Capital related costs	166	188	386	250
	Other non-recurring expenses (3)	23	222	130	459
	Gain on disposal of properties	(1,022)	—	(1,022)	—
	Loss (gain) on disposal of properties-discontinued operations	11	(688)	(1,502)	(688)
Adjusted EBITDA		$9,929	$6,288	$18,663	$10,832

(1)	Includes above (below) market lease amortization.

(2)	Includes loan cost amortization and amounts associated with assets held for sale.

(3)
Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Quarterly Report on Form 10-Q for the period ended June 30, 2017.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Debt Summary as of June 30, 2017

Loans Payable:	$311.44 million

Weighted Average Interest Rate:	4.47%

Total Debt to Total Assets:	65.32%

Property/Description	Monthly Payment	Interest Rate	Maturity	June 30, 2017	December 31, 2016
				(unaudited, $ in 000s)	($ in 000s)
Walnut Hill Plaza	$24,273	5.50%	July 2017	$3,389	$3,440
Bank Line of Credit	Interest only	4.25%	September 2017	3,000	3,000
Columbia Fire Station	Interest only	8.00%	December 2017	254	487
Monarch Bank Building	$9,473	4.15%	December 2017	1,290	1,320
Shoppes at Eagle Harbor	$25,100	4.34%	March 2018	3,418	3,492
Revere Loan	Interest only	8.00%	April 2018	6,833	7,450
KeyBank Line of Credit	Interest only	Libor + 250 basis points	May 2018	68,032	74,077
Lumber River	Interest only	Libor + 295 basis points	June 2018	1,500	1,500
Senior convertible notes	Interest only	9.00%	December 2018	1,369	1,400
Harbor Point	$11,024	5.85%	December 2018	602	649
Perimeter Square	Interest only	5.50%	December 2018	5,208	4,500
Riversedge North	$8,802	6.00%	January 2019	889	914
DF I-Moyock	$10,665	5.00%	July 2019	253	309
Rivergate	Interest only	Libor + 295 basis points	December 2019	22,689	24,213
LaGrange Marketplace	$15,065	Libor + 375 basis points	March 2020	2,344	2,369
Folly Road	Interest only	4.00%	March 2020	6,181	—
Columbia Fire Station construction loan	Interest only	4.00%	May 2020	587	—
Shoppes at TJ Maxx	$33,880	3.88%	May 2020	5,818	5,908
Twin City Commons	$17,827	4.86%	January 2023	3,140	3,170
Tampa Festival	$50,797	5.56%	September 2023	8,436	8,502
Forrest Gallery	$50,973	5.40%	September 2023	8,736	8,802
South Carolina Food Lions Note	$68,320	5.25%	January 2024	12,138	12,224
Cypress Shopping Center	$34,360	4.70%	July 2024	6,535	6,585
Port Crossing	$34,788	4.84%	August 2024	6,317	6,370
Freeway Junction	$41,798	4.60%	September 2024	8,057	8,119
Harrodsburg Marketplace	$19,112	4.55%	September 2024	3,585	3,617
Graystone Crossing	$20,386	4.55%	October 2024	3,959	3,990
Bryan Station	$23,489	4.52%	November 2024	4,583	4,619
Crockett Square	Interest only	4.47%	December 2024	6,338	6,338
Pierpont Centre	Interest only	4.15%	February 2025	8,113	9,800
Alex City Marketplace	Interest only	3.95%	April 2025	5,750	5,750
Butler Square	Interest only	3.90%	May 2025	5,640	5,640
Brook Run Shopping Center	Interest only	4.08%	June 2025	10,950	10,950
Beaver Ruin Village I and II	Interest only	4.73%	July 2025	9,400	9,400
Sunshine Shopping Plaza	Interest only	4.57%	August 2025	5,900	5,900
Barnett Portfolio	Interest only	4.30%	September 2025	8,770	8,770
Fort Howard Shopping Center	Interest only	4.57%	October 2025	7,100	7,100
Conyers Crossing	Interest only	4.67%	October 2025	5,960	5,960
Grove Park Shopping Center	Interest only	4.52%	October 2025	3,800	3,800
Parkway Plaza	Interest only	4.57%	October 2025	3,500	3,500
Chesapeake Square	$23,857	4.70%	August 2026	4,539	4,578
Winslow Plaza	Interest only	4.82%	December 2025	4,620	4,620
Sangaree/Tri-County/Berkley	Interest only	4.78%	December 2026	9,400	9,400
Riverbridge	Interest only	4.48%	December 2026	4,000	4,000
Franklin	Interest only	4.93%	January 2027	8,516	8,516
Total Principal Balance				311,438	315,048
Unamortized debt issuance cost				(6,420)	(7,725)
Total Loans Payable (1)				$305,018	$307,323
(1) Includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Debt Summary as of June 30, 2017 (continued)

Total Debt
$ in 000s

Scheduled principal repayments and maturities by year	Amount	% Total Principal Payments and Maturities
For the remaining six months ended December 31, 2017	$8,815	2.83%
December 31, 2018	89,097	28.61%
December 31, 2019	24,640	7.91%
December 31, 2020	15,622	5.02%
December 31, 2021	1,720	0.55%
December 31, 2022	1,944	0.62%
Thereafter	169,600	54.46%
Total principal repayments and maturities	$311,438	100.00%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	11

Portfolio Summary as of June 30, 2017 (unaudited)

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Percentage Occupied	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Alex City Marketplace	Alexander City, AL	18	147,791	99.2%	99.2%	146,591	$1,092,037	$7.45
Amscot Building (3)	Tampa, FL	1	2,500	100.0%	100.0%	2,500	115,849	46.34
Beaver Ruin Village	Lilburn, GA	28	74,038	89.1%	89.1%	65,989	1,048,802	15.89
Beaver Ruin Village II	Lilburn, GA	4	34,925	100.0%	100.0%	34,925	414,027	11.85
Berkley (4)	Norfolk, VA	—	—	—%	—%	—	—	—
Berkley Shopping Center	Norfolk, VA	11	47,945	94.2%	94.2%	45,140	363,048	8.04
Brook Run Shopping Center	Richmond, VA	19	147,738	92.3%	92.3%	136,327	1,527,624	11.21
Brook Run Properties (4)	Richmond, VA	—	—	—%	—%	—	—	—
Bryan Station	Lexington, KY	10	54,397	99.8%	99.8%	54,277	551,219	10.16
Butler Square	Mauldin, SC	16	82,400	98.2%	98.2%	80,950	797,926	9.86
Cardinal Plaza	Henderson, NC	7	50,000	94.0%	94.0%	47,000	447,350	9.52
Chesapeake Square	Onley, VA	14	99,848	90.4%	89.0%	88,814	706,912	7.96
Clover Plaza	Clover, SC	9	45,575	100.0%	100.0%	45,575	352,152	7.73
Columbia Fire Station (6)	Columbia, SC	—	—	—%	—%	—	—	—
Conyers Crossing	Conyers, GA	14	170,475	99.4%	99.4%	169,425	942,508	5.56
Courtland Commons (4)	Courtland, VA	—	—	—%	—%	—	—	—
Crockett Square	Morristown, TN	4	107,122	100.0%	100.0%	107,122	920,322	8.59
Cypress Shopping Center	Boiling Springs, SC	17	80,435	98.3%	98.3%	79,035	869,386	11.00
Darien Shopping Center	Darien, GA	1	26,001	100.0%	100.0%	26,001	208,008	8.00
Devine Street	Columbia, SC	2	38,464	100.0%	100.0%	38,464	549,668	14.29
Edenton Commons (4)	Edenton, NC	—	—	—%	—%	—	—	—
Folly Road	Charleston, SC	6	47,794	100.0%	100.0%	47,794	720,863	15.08
Forrest Gallery	Tullahoma, TN	28	214,451	94.7%	94.7%	202,981	1,347,366	6.64
Fort Howard Shopping Center	Rincon, GA	16	113,652	91.2%	91.2%	103,620	828,908	8.00
Franklin Village	Kittanning, PA	29	151,673	100.0%	100.0%	151,673	1,159,029	7.64
Franklinton Square	Franklinton, NC	14	65,366	93.0%	93.0%	60,800	556,594	9.15
Freeway Junction	Stockbridge, GA	14	156,834	94.6%	94.6%	148,424	1,071,521	7.22
Georgetown	Georgetown, SC	2	29,572	100.0%	100.0%	29,572	267,215	9.04
Graystone Crossing	Tega Cay, SC	11	21,997	100.0%	100.0%	21,997	535,030	24.32
Grove Park	Orangeburg, SC	15	106,557	87.8%	87.8%	93,579	650,713	6.95
Harbor Point (4)	Grove, OK	—	—	—%	—%	—	—	—
Harrodsburg Marketplace	Harrodsburg, KY	9	60,048	100.0%	100.0%	60,048	441,940	7.36
Jenks Plaza	Jenks, OK	5	7,800	83.5%	66.7%	5,200	101,664	19.55
Laburnum Square	Richmond, VA	22	109,405	100.0%	100.0%	109,405	974,256	8.91
Ladson Crossing	Ladson, SC	14	52,607	95.4%	95.4%	50,207	734,094	14.62
LaGrange Marketplace	LaGrange, GA	15	76,594	100.0%	98.0%	75,094	429,597	5.72
Lake Greenwood Crossing	Greenwood, SC	6	47,546	87.4%	87.4%	41,546	408,841	9.84
Lake Murray	Lexington, SC	5	39,218	100.0%	100.0%	39,218	351,117	8.95
Laskin Road (4)	Virginia Beach, VA	—	—	—%	—%	—	—	—
Litchfield Market Village	Pawleys Island, SC	17	86,740	83.8%	83.8%	72,663	1,051,655	14.47
Lumber River Village	Lumberton, NC	11	66,781	100.0%	100.0%	66,781	514,956	7.71
Monarch Bank	Virginia Beach, VA	1	3,620	100.0%	100.0%	3,620	265,796	73.42
Moncks Corner	Moncks Corner, SC	1	26,800	100.0%	100.0%	26,800	323,451	12.07
Nashville Commons	Nashville, NC	12	56,100	99.9%	99.9%	56,050	583,953	10.42
New Market Crossing	Mt. Airy, NC	12	116,976	94.8%	94.8%	110,868	956,857	8.63
Parkway Plaza	Brunswick, GA	5	52,365	96.9%	96.9%	50,765	537,592	10.59
Perimeter Square	Tulsa, OK	8	58,277	85.2%	51.8%	30,162	372,272	12.34
Pierpont Centre	Morgantown, WV	18	122,259	90.9%	90.9%	111,162	1,321,240	11.89
Port Crossing	Harrisonburg, VA	9	65,365	97.9%	97.9%	64,000	803,368	12.55
Ridgeland	Ridgeland, SC	1	20,029	100.0%	100.0%	20,029	140,203	7.00
Riverbridge Shopping Center	Carrollton, GA	11	91,188	98.5%	98.5%	89,788	663,789	7.39
Riversedge North (5)	Virginia Beach, VA	—	—	—%	—%	—	—	—
Rivergate Shopping Center	Macon, GA	30	201,680	96.6%	96.6%	194,819	2,717,481	13.95
Sangaree Plaza	Summerville, SC	9	66,948	100.0%	100.0%	66,948	588,160	8.79

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	12

Portfolio Summary as of June 30, 2017 (unaudited), (continued)

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Occupied Square Foot Percentage	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Shoppes at Myrtle Park	Bluffton, SC	12	56,380	100.0%	100.0%	56,380	$936,495	$16.61
Shoppes at TJ Maxx	Richmond, VA	18	93,624	100.0%	100.0%	93,624	1,133,025	12.10
South Lake	Lexington, SC	10	44,318	100.0%	100.0%	44,318	440,038	9.93
South Park	Mullins, SC	2	60,734	71.2%	71.2%	43,218	491,245	11.37
South Square	Lancaster, SC	5	44,350	89.9%	89.9%	39,850	321,742	8.07
St. George Plaza	St. George, SC	3	59,279	62.0%	62.0%	36,768	273,186	7.43
St. Matthews	St. Matthews, SC	5	29,015	87.2%	87.2%	25,314	307,382	12.14
Sunshine Plaza	Lehigh Acres, FL	20	111,189	92.8%	92.8%	103,133	928,517	9.00
Surrey Plaza	Hawkinsville, GA	5	42,680	100.0%	89.5%	38,180	261,495	6.85
Tampa Festival	Tampa, FL	18	137,987	94.0%	94.0%	129,687	1,164,085	8.98
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	100.0%	100.0%	23,303	463,359	19.88
Tri-County Plaza	Royston, GA	7	67,577	90.5%	90.5%	61,177	440,787	7.21
Tulls Creek (4)	Moyock, NC	—	—	—%	—%	—	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	100.0%	100.0%	47,680	454,315	9.53
Village of Martinsville	Martinsville, VA	18	297,950	96.1%	96.1%	286,431	2,250,556	7.86
Walnut Hill Plaza	Petersburg, VA	8	87,239	65.0%	65.0%	56,737	446,519	7.87
Waterway Plaza	Little River, SC	10	49,750	100.0%	100.0%	49,750	479,068	9.63
Westland Square	West Columbia, SC	10	62,735	80.8%	80.8%	50,690	457,324	9.02
Winslow Plaza	Sicklerville, NJ	14	40,695	87.0%	87.0%	35,400	534,708	15.10
Total Portfolio		708	4,902,381	94.3%	93.7%	4,595,388	$44,110,205	$9.60
(1) Reflects leases executed through July 5, 2017 that commence subsequent to the end of the current period.
(2) Annualized based rent per occupied square foot, assumes base rent as of the end of the current reporting period, excludes the impact of tenant concessions and rent abatements.
(3) We own the Amscot building, but we do not own the land underneath the buildings and instead lease the land pursuant to ground leases with parties that are affiliates of Jon Wheeler. As discussed in the financial statements, these ground leases require us to make annual rental payments and contain escalation clauses and renewal options.
(4) This information is not available because the property is undeveloped.
(5) This property is our corporate headquarters that we 100% occupy.
(6) This information is not available because the property is a redevelopment property.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	13

Top Ten Tenants by Annualized Base Rent as of June 30, 2017 (unaudited)

Total Tenants : 708

Tenants	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Total Occupied Square Feet	Square Footage Percent Occupied	Base Rent Per Occupied Square Foot
1. Bi-Lo (1)	$5,398	12.24%	554,073	11.30%	$9.74
2. Food Lion	2,691	6.10%	325,576	6.64%	8.27
3. Piggly Wiggly	1,355	3.07%	136,343	2.78%	9.94
4. Kroger (2)	1,309	2.97%	186,064	3.80%	7.04
5. Winn Dixie (1)	1,236	2.80%	179,175	3.65%	6.90
6. Hobby Lobby	675	1.53%	114,298	2.33%	5.91
7. Harris Teeter (2)	578	1.31%	39,946	0.81%	14.47
8. Lowes Foods	571	1.29%	54,838	1.12%	10.41
9. Family Dollar	546	1.24%	75,291	1.54%	7.25
10. Goodwill	480	1.09%	56,343	1.15%	8.52
	$14,839	33.64%	1,721,947	35.12%	$8.62
(1) These tenants are both owned by Southeastern Grocers.
(2) These tenants are both owned by The Kroger Company.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	14

Leasing Summary as of June 30, 2017 (unaudited)

Total Leasable Area:	4,902,381 square feet

Total Square Footage Occupied:	4,595,388 square feet

Occupancy Rate:	93.7%
Lease Expiration Schedule

Lease Expiration Period	Number of Expiring Leases	Total Expiring Occupied Square Footage	% of Total Expiring Occupied Square Footage	% of Total Occupied Square Footage Expiring	Expiring Annualized Base Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent Per Occupied Square Foot
Available	—	306,993	6.26%	—%	$—	—%	$—
For the remaining six months ended December 31, 2017	56	157,465	3.21%	3.43%	1,589	3.60%	10.09
December 31, 2018	124	569,039	11.61%	12.38%	5,668	12.85%	9.96
December 31, 2019	144	735,830	15.01%	16.01%	7,226	16.38%	9.82
December 31, 2020	128	904,847	18.46%	19.69%	8,333	18.89%	9.21
December 31, 2021	79	558,682	11.40%	12.16%	5,121	11.61%	9.17
December 31, 2022	81	376,329	7.68%	8.19%	4,045	9.17%	10.75
December 31, 2023	19	322,808	6.58%	7.02%	2,678	6.07%	8.30
December 31, 2024	19	146,702	2.99%	3.19%	1,457	3.30%	9.93
December 31, 2025	16	238,534	4.87%	5.19%	2,289	5.19%	9.60
December 31, 2026	20	278,223	5.68%	6.05%	2,418	5.48%	8.69
Thereafter	22	306,929	6.25%	6.69%	3,286	7.46%	10.71
Total	708	4,902,381	100.00%	100.00%	$44,110	100.00%	$9.60

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	15

Leasing Summary as of June 30, 2017 (unaudited), (continued)

Anchor Lease Expiration Schedule (1)

	No Option					Option
Lease Expiration Six and Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	—	$—	—	$—	—	—	$—	—	$—
2017	1	20,976	150	3.67%	7.15	—	—	—	—%	—
2018	2	85,160	1,022	24.98%	12.00	6	201,617	1,400	8.17%	6.94
2019	1	83,552	177	4.33%	2.11	8	280,992	2,524	14.72%	8.98
2020	2	80,642	772	18.87%	9.58	11	486,938	3,106	18.12%	6.38
2021	2	43,427	88	2.15%	2.03	9	290,314	2,214	12.92%	7.63
2022	1	55,969	514	12.56%	9.19	3	92,694	763	4.45%	8.23
2023	2	42,061	355	8.68%	8.44	9	260,232	2,051	11.96%	7.88
2024	—	—	—	—%	—	2	81,140	603	3.52%	7.43
2025	—	—	—	—%	—	5	192,224	1,661	9.69%	8.64
2026	1	62,000	390	9.53%	6.29	5	159,755	1,201	7.01%	7.52
2027+	2	59,209	623	15.23%	10.53	5	189,788	1,619	9.44%	8.53
Total	14	532,996	$4,091	100.00%	$7.68	63	2,235,694	$17,142	100.00%	$7.67
(1) Anchors defined as leases occupying 20,000 square feet or more.
Non-anchor Lease Expiration Schedule

	No Option					Option
Lease Expiration Six and Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	306,993	$—	—	$—	—	—	$—	—	$—
2017	37	73,882	574	5.59%	7.77	18	62,607	865	6.86%	13.82
2018	73	150,564	1,803	17.57%	11.97	43	131,698	1,443	11.44%	10.96
2019	75	171,211	2,100	20.46%	12.27	60	200,075	2,425	19.22%	12.12
2020	67	167,922	2,277	22.19%	13.56	48	169,345	2,178	17.27%	12.86
2021	35	106,904	1,264	12.32%	11.82	33	118,037	1,555	12.33%	13.17
2022	28	52,916	821	8.00%	15.51	49	174,750	1,947	15.44%	11.14
2023	1	1,500	22	0.21%	14.95	7	19,015	250	1.98%	13.11
2024	11	19,438	324	3.16%	16.64	6	46,124	530	4.20%	11.50
2025	7	21,016	276	2.69%	13.15	4	25,294	352	2.79%	13.93
2026	8	30,729	466	4.54%	15.17	6	25,739	361	2.86%	14.01
2027+	4	18,870	336	3.27%	17.81	11	39,062	708	5.61%	18.12
Total	346	1,121,945	$10,263	100.00%	$9.15	285	1,011,746	$12,614	100.00%	$12.47

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	16

Leasing Summary as of June 30, 2017 (unaudited), (continued)

Leasing Renewals, New Leases and Expirations

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Renewals:
Leases renewed with rate increase (sq feet)	25,040	39,107	117,263	65,188
Leases renewed with rate decrease (sq feet)	35,858	—	52,662	—
Leases renewed with no rate change (sq feet)	47,845	37,654	117,939	43,629
Total leases renewed (sq feet)	108,743	76,761	287,864	108,817

Leases renewed with rate increase (count)	13	13	35	20
Leases renewed with rate decrease (count)	2	—	5	—
Leases renewed with no rate change (count)	8	3	16	6
Total leases renewed (count)	23	16	56	26

Option exercised (count)	10	7	22	11

Weighted average on rate increases (per sq foot)	$0.81	$0.71	$0.72	$0.88
Weighted average on rate decreases (per sq foot)	$(1.21)	$—	$1.02	$—
Weighted average rate (per sq foot)	$(0.21)	$0.36	$0.11	$0.53
Weighted average change over prior rates	(2.45)%	3.57%	1.25%	4.78%

New Leases:
New leases (sq feet)	33,792	25,732	88,071	44,669
New leases (count)	14	9	32	19
Weighted average rate (per sq foot)	$13.06	$21.76	$13.59	$18.48

GLA Expiring during the next 6 months	3.21%	2.41%	3.21%	2.41%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	17

Leasing Summary as of June 30, 2017 (unaudited), (continued)

Capital Expenditures Schedule
$ in 000s

Reserves	Three months ended June 30, 2017	Six months ended June 30, 2017
Quarterly capital expenditure reserve (1)	$245	$490
Amounts included in operating expenditures	—	(39)
Net Reserves	$245	$451
(1) Capital expenditure reserve estimated at $0.05 per square foot ($0.20 on an annualized basis).

Actual	Capital Expenditures	Tenant Improvements	Total
Three months ended June 30, 2017	$705	$541	$1,246
Funded by lender reserves	(386)	(403)	(789)
Net Actuals	$319	$138	$457

Actual	Capital Expenditures	Tenant Improvements	Total
Six months ended June 30, 2017	$906	$774	$1,680
Funded by lender reserves	(587)	(538)	(1,125)
Net Actuals	$319	$236	$555

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	18

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Adjusted FFO (AFFO): Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses AFFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma AFFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, and depreciation and amortization, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	19

Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	20